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                                                                      EXHIBIT 24


                               ANDREW CORPORATION

                        Form S-8 Registration Statement

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                               POWER OF ATTORNEY

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       The undersigned appoint Floyd L. English, Charles R. Nicholas, James F.
Petelle and Gregory F. Maruszak and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign his name to the Company's Registration Statement on Form S-8 relating to shares of the Company's Common Stock reserved for issuance under the 1994 Andrew Employee Stock Purchase Plan, and to any and all amendments, including Post-Effective Amendments, to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in furtherance thereof, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of February 1994.



/s/ John G. Bollinger                   /s/ Floyd L. English
- ---------------------------------       ---------------------------------
John G. Bollinger, Director             Floyd L. English, Director


/s/ Jon L. Boyes                        /s/ Donald N. Frey
- ---------------------------------       ---------------------------------
Jon L. Boyes, Director                  Donald N. Frey, Director


/s/ George N. Butzow                    /s/ Carole M. Howard
- ---------------------------------       ---------------------------------
George N. Butzow, Director              Carole M. Howard, Director


/s/ Kenneth J. Douglas                  /s/ Ormand J. Wade
- ---------------------------------       ---------------------------------
Kenneth J. Douglas, Director            Ormand J. Wade, Director